UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2020

RAYTHEON TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-00812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

870 Winter Street Waltham, Massachusetts 02451
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code) (781) 522-3000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	RTX	New York Stock Exchange
(CUSIP 75513E 101)
2.150% Notes due 2030	RTX 30	New York Stock Exchange
(CUSIP 75513E AB7)

Item 8.01.          Other Events.

On May 11, 2020, Raytheon Technologies Corporation (the “Company”) commenced private offers to exchange (the “Exchange Offers”) any and all (to the extent held by eligible noteholders, as described below) of the approximately $9.2 billion aggregate principal amount of outstanding notes of Goodrich Corporation, Raytheon Company and Rockwell Collins, Inc. (collectively, the “Subsidiary Notes”) for new notes issued by the Company (the “RTX Notes”), pursuant to the terms and conditions set forth in the Offer to Exchange and Consent Solicitation Agreement, dated May 11, 2020, as supplemented on May 18, 2020 (the “Offer to Exchange”).  The Exchange Offers expired as of 11:59 p.m., New York City time, on June 8, 2020.

On June 10, 2020, the Company completed the Exchange Offers and, of the total aggregate principal amount of Subsidiary Notes outstanding, approximately $8.19 billion, or 88.55%, were exchanged for RTX Notes.  The RTX Notes were issued pursuant to the Company’s amended and restated indenture dated as of May 1, 2001.

The aggregate principal amount of each series of RTX Notes issued in the Exchange Offers (each having the same interest payment and maturity dates, interest rate and, except as set forth in the Offer to Exchange, redemption provisions, if any, as the corresponding series of Subsidiary Notes exchanged) are as follows:

RTX Notes Series and Interest Rates	Aggregate Principal Amount
8.650% Notes due 2025	$1,245,000
8.610% Notes due 2025	$3,000,000
8.650% Notes due 2025	$5,000,000
8.610% Notes due 2025	$2,000,000
7.750% Notes due 2025	$20,000,000
7.298% Notes due 2025	$20,000,000
7.280% Notes due 2025	$16,520,000
7.500% Notes due 2026	$10,000,000
7.100% Notes due 2027	$128,850,000
6.800% Notes due 2036	$128,716,000
7.000% Notes due 2038	$134,016,000
7.375% Notes due 2046	$10,000,000
2.500% Notes due 2022	$910,309,000
3.150% Notes due 2024	$242,777,000
7.200% Notes due 2027	$318,831,000
7.000% Notes due 2028	$164,020,000
4.875% Notes due 2040	$534,038,000
4.700% Notes due 2041	$407,199,000
4.200% Notes due 2044	$262,547,000
3.100% Notes due 2021	$181,150,000
2.800% Notes due 2022	$960,726,000
3.700% Notes due 2023	$359,702,000
3.200% Notes due 2024	$867,643,000
3.500% Notes due 2027	$1,153,072,000
4.800% Notes due 2043	$388,192,000
4.350% Notes due 2047	$956,014,000

The Exchange Offers have expired, and are no longer open to participation by any holders of the Subsidiary Notes.  The Subsidiary Notes were offered for exchange to qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act.  The RTX Notes were not registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or in a transaction not subject to the registration requirements of the Securities Act or any state securities laws.  In connection with the Exchange Offers and as described in greater detail in the Offer to Exchange, the Company entered into a registration rights agreement, pursuant to which the Company is obligated to use commercially reasonable efforts to file with the U.S. Securities and Exchange Commission and cause to become effective a registration statement with respect to an offer to exchange each series of RTX Notes for new notes and to use commercially reasonable efforts to file a shelf registration statement to cover resales of the RTX Notes under the Securities Act in the event that the Company determines that a registered exchange offer is not available or may not be completed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON TECHNOLOGIES CORPORATION
(Registrant)

Date: June 10, 2020	By:	/s/ Dana Ng
Name: Dana Ng
Title: Corporate Vice President and Secretary